Derivative financial instruments (Narrative) (Details) - Hedges	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019
Disclosure of information about terms and conditions of hedging instruments and how they affect future cash flows [line items]
Description of nature of risks being hedged	Hedge accounting is applied predominantly for the following risks: Interest rate risk – arises due to a mismatch between fixed interest rates and floating interest rates. Interest rate risk also includes exposure to inflation risk for certain types of investments. Currency risk – arises due to assets or liabilities being denominated in different currencies than the functional currency of the relevant entity. At a consolidated level, currency risk also arises when the functional currency of subsidiaries are different from the parent. Contractually linked inflation risk – arises from financial instruments within contractually specified inflation risk. The Group does not hedge inflation risk that arises from other activities.
Description of financial instruments designated as hedging instruments	In order to hedge these risks, the Group uses the following hedging instruments: Interest rate derivatives to swap interest rate exposures into either fixed or variable rates. Currency derivatives to swap foreign currency exposures into the entity’s functional currency, and net investment exposure to local currency. Inflation derivatives to swap inflation exposure into either fixed or variable interest rates.
Description of how entity reflects its risk management strategy by using hedge accounting and designating hedging relationships that it frequently resets	In respect of many of the Group’s hedge accounting relationships, the hedged item and hedging instrument change frequently due to the dynamic nature of the risk management and hedge accounting strategy. The Group applies hedge accounting to dynamic scenarios, predominantly in relation to interest rate risk, with a combination of hedged items in order for its financial statements to reflect as closely as possible the economic risk management undertaken. In some cases, if the hedge accounting objective changes, the relevant hedge accounting relationship is de-designated and is replaced with a different hedge accounting relationship.
Description of how entity determines economic relationship between hedged item and hedging instrument for purpose of assessing hedge effectiveness	The hedging instruments share the same risk exposures as the hedged items. Hedge effectiveness is determined with reference to quantitative tests, predominantly regression testing, but to the extent hedging instruments are exposed to different risks than the hedged items, this could result in hedge ineffectiveness or hedge accounting failures. Sources of ineffectiveness include the following: Mismatches between the contractual terms of the hedged item and hedging instrument, including basis differences. Changes in credit risk of the hedging instruments. If a hedging relationship becomes over-hedged, for example in hedges of net investments if the net asset value designated at the start of the period falls below the amount of the hedging instrument. Cash flow hedges using external swaps with non-zero fair values. The effects of the forthcoming reforms to IBOR because these might take effect at a different time and have a different impact on hedged items and hedging instruments.
Cash flow hedges [member] | Foreign exchange risk [member]
Disclosure of information about terms and conditions of hedging instruments and how they affect future cash flows [line items]
For number of hedges	29
The average rate % of the hedging instruments across the relationships	135.29%